EXHIBIT 10.1(h)
                                                               FORM 10-K
                                            YEAR ENDED DECEMBER 31, 2001


                  EIGHTH AMENDMENT TO CREDIT AGREEMENT


          THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT, dated as of
January 4, 2002, amends and supplements the Credit Agreement dated as of September 24, 1997, as amended by the First Amendment to Credit Agreement dated as of July 21, 1998, the Second Amendment to Credit Agreement dated as of September 30, 1998, the Third Amendment to Credit Agreement dated as of April 20, 1999, the Fourth Amendment to Credit Agreement dated as of September 30, 1999, the Fifth Amendment to Credit Agreement dated as of March 14, 2000, the Sixth Amendment to Credit Agreement dated as of September 8, 2000 and the Seventh Amendment to Credit Agreement dated as of March 20, 2001 (as so amended, the "Credit Agreement"), among BUCYRUS INTERNATIONAL, INC., a Delaware corporation (the "Company"), the financial institutions party thereto (the "Banks"), THE BANK OF NOVA SCOTIA, as documentation agent, and BANK ONE, WISCONSIN, as agent for the Banks and as letter of credit issuing bank.

                                RECITAL

          The Company, the Banks, the Documentation Agent and the Agent desire to amend the Credit Agreement as set forth below.

                               AGREEMENTS

          In consideration of the promises and agreements set forth in the Credit Agreement, as amended hereby, the parties agree as follows:

               1. Definitions and References. Capitalized terms not defined herein have the meanings ascribed to them in the Credit Agreement. Upon the execution and delivery of this Eighth Amendment by all of the parties hereto and the satisfaction of the conditions set forth in section 3 below, all references to the Credit Agreement set forth in the Loan Documents shall mean the Credit Agreement as amended by this Eighth Amendment to Credit Agreement.

               2.   Amendments.

               (a) The first proviso in Section 2.01 of the Credit Agreement is amended to read as follows:

     provided, however, that after giving effect to any Borrowing of Revolving Loans, the sum of the Effective Amount of all outstanding Revolving Loans and the Effective Amount of all L/C Obligations shall not at any time exceed the lesser of (a) the Borrowing Base Amount or (b) an amount equal to the combined Commitments minus (unless otherwise agreed to by the Majority Banks) the sum of (1) $1,500,000 and (2) the 1997 Senior Note Reserve after giving effect to the requested Borrowing;

               (b) The proviso in subsection 3.01(a) of the Credit Agreement is amended to read as follows:

     provided, that the Issuing Bank shall not be obligated to Issue, and no Bank shall be obligated to participate in, any Letter of Credit if as of the date of issuance of such Letter of Credit (the "Issuance Date") (1) the Effective Amount of all L/C Obligations plus the Effective Amount of all Revolving Loans exceeds the lesser of [a] the Borrowing Base Amount or [b] the combined Commitments minus (unless otherwise agreed to by the Majority Banks) the sum of [i] $1,500,000 and [ii] the 1997 Senior Note Reserve in effect on the Issuance Date, (2) the participation of any Bank in the Effective Amount of all L/C Obligations plus the Effective Amount of the Revolving Loans of such Bank exceeds such Bank's Commitment, or (3) the Effective Amount of the L/C Obligations exceeds the L/C Commitment

               (c) Section 8.02 of the Credit Agreement is amended by deleting the word "and" at the end of subsection 8.02(f), relettering subsection 8.02(g) as subsection 8.02(h), and creating a new subsection 8.02(g) to read as follows:

          (g) the sale by the Company of certain real property with a street address of 1100 Milwaukee Avenue, South Milwaukee, Wisconsin, and the improvements and structures located thereon, to Insite Real Estate Development, L.L.C., or its nominees, pursuant to the Agreement to Purchase and Sell Industrial Property dated October 25, 2001 between the Company and Insite Real Estate Development, L.L.C.; and

               (d) Section 8.10 of the Credit Agreement is amended by deleting the word "and" at the end of subsection 8.10(c), deleting the period at the end of subsection 8.10(d) and replacing it with "; and" and by creating a new subsection 8.10(e) to read as follows:

          (e) obligations under the Industrial Lease Agreement dated on or about January 4, 2002 between InSite South Milwaukee, L.L.C., as landlord, and the Company, as tenant.

          3. Condition to Effectiveness of Eighth Amendment. This Eighth Amendment shall become effective upon its execution and delivery by the Company, the Agent and all the Banks and receipt by the Agent of
(i) a copy, certified by the Secretary or an Assistant Secretary of the Company, of resolutions adopted by the Board of Directors of the Company authorizing the execution and delivery of this Eighth Amendment, (ii) an incumbency certificate containing the true signatures of the officers of the Company authorized by such resolutions to execute this Eighth Amendment on behalf of the Company and (iii) such other documents and instruments as the Banks shall reasonable request relating to the transactions contemplated by this Eighth Amendment.

          4.   Release of Collateral; Waiver of the Requirements of
Section 2.07. The Banks authorize the Collateral Agent to take such action as is necessary to release any Lien in favor of the Collateral Agent in any property of the Company to be sold pursuant to the Agreement to Purchase and Sell Industrial Property. The Bank further agree to waive the requirements of subsection 2.07(b) with respect to the Net Proceeds realized by the Company pursuant to such Agreement.

          5. Representations and Warranties. The Company represents and warrants to the Agent and each Bank that:

               (a) The representations and warranties respecting the Company and its properties set forth in the Loan Documents to which the Company is a party are true and correct in all material respects after giving effect to this Eighth Amendment; and

               (b) No Default or Event of Default exists as of the date of this Eighth Amendment.

          6.   Miscellaneous.

               (a) The Company agrees to pay all costs and expenses (including reasonable attorneys' fees) paid or incurred by the Agent in connection with this Eighth Amendment.

               (b) This Eighth Amendment shall be governed by, and construed in accordance with, the laws of the State of Wisconsin.

               (c) This Eighth Amendment may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

          7. Full Force and Effect. The Credit Agreement, as amended hereby, remains in full force and effect.

                                   BUCYRUS INTERNATIONAL, INC.

                                   BY  /s/J. F. Bosbous
                                     Title:  Treasurer

                                   BANK ONE, WISCONSIN, as Agent,
                                   Issuing Bank and a Bank

                                   BY  /s/Mark P. Bruss
                                     Title:  First Vice President

                                   THE BANK OF NOVA SCOTIA, as
                                   Documentation Agent and a Bank

                                   BY  /s/N. Bell
                                     Title:  Assistant Agent

                                   MARINE BANK

                                   BY  /s/William E. Shaw
                                     Title:  Senior Vice President

                                   FLEET CAPITAL CORPORATION

                                   BY  /s/Brian Conole
                                     Title:  Senior Vice President

                                   LASALLE BANK NATIONAL
                                   ASSOCIATION

                                   BY  /s/James A. Meyer
                                     Title:  Senior Vice President

                                   BANK OF SCOTLAND

                                   BY  /s/Joseph Fratus
                                     Title:  Vice President



                CONSENT AND REAFFIRMATION OF GUARANTORS


          Each of the undersigned (a) consents to the execution and delivery of the Eighth Amendment to Credit Agreement by the Company, (b) reaffirms all of its obligations under the Subsidiary Guaranty dated as of September 24, 1997 (the "Subsidiary Guaranty") from the undersigned to and for the benefit of the "Benefited Parties" (as defined therein) and
(c) agrees that the Subsidiary Guaranty remains in full force and effect.

          Dated as of January 4, 2002.

                                   MINSERCO, INC.

                                   BY  /s/C. R. Mackus
                                     Its  VP Finance


                                   BOONVILLE MINING SERVICES, INC.

                                   BY  /s/C. R. Mackus
                                     Its  VP Finance